               Section 240.14a-101  Schedule 14A.
          Information required in proxy  statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

               CENTURY COMMUNICATIONS CORP.
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                                     [Logo]

                          CENTURY COMMUNICATIONS CORP.
                                50 LOCUST AVENUE
                         NEW CANAAN, CONNECTICUT 06840

                           --------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 31, 1997

                           --------------------------

     The Board of Directors of Century Communications Corp., a New Jersey corporation (the 'Company'), hereby gives notice that the 1997 Annual Meeting of Shareholders of the Company (the 'Annual Meeting') will be held at the GTE Management Development Center, Weed Avenue, Norwalk, Connecticut 06850, on Friday, October 31, 1997, at 10:00 a.m., Eastern Time, for the following purposes:

          1. To elect ten directors of the Company to serve until the next annual meeting of shareholders and thereafter until their successors shall have been elected and qualified.

          2. To vote on the ratification of the approval and adoption by the Board of Directors of an amendment to the Company's 1992 Management Equity Incentive Plan to increase the number of shares of Class A Common Stock available for grant thereunder by an additional 500,000 shares.

          3. To vote on the ratification of the selection by the Board of Directors of Deloitte & Touche LLP as independent accountants for the Company for the fiscal year ending May 31, 1998.

          4. To transact such other business as may properly come before the meeting.

     All shareholders are cordially invited to attend. Only holders of record of issued and outstanding shares of Class A Common Stock and Class B Common Stock of the Company at the close of business on Monday, September 15, 1997 will be entitled to receive notice of and vote at the Annual Meeting. If you attend the Annual Meeting, you may vote in person if you wish, even though you have previously returned your proxy. A copy of each of the Company's Proxy Statement and 1997 Annual Report to Shareholders for its fiscal year ended May 31, 1997 is enclosed herewith.

                                          By Order of the Board of Directors


                                          DAVID Z. ROSENSWEIG


                                          DAVID Z. ROSENSWEIG,
                                          Secretary

September 29, 1997

     WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE READ THE ACCOMPANYING PROXY STATEMENT AND PROMPTLY COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES OF AMERICA. THE PROXY IS REVOCABLE BY YOU AT ANY TIME PRIOR TO ITS USE AT THE ANNUAL MEETING. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL YOUR SHARES WILL BE VOTED AT THE ANNUAL MEETING.

[Logo]

                          CENTURY COMMUNICATIONS CORP.
                                50 LOCUST AVENUE
                         NEW CANAAN, CONNECTICUT 06840

                       ---------------------------------

                                PROXY STATEMENT

                       ---------------------------------

GENERAL

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Century Communications Corp., a New Jersey corporation (the 'Company'), of proxies for use at the 1997 Annual Meeting of Shareholders of the Company (the 'Annual Meeting') to be held at the GTE Management Development Center, Weed Avenue, Norwalk, Connecticut 06850, on Friday, October 31, 1997, at 10:00 a.m., Eastern Time, and at any adjournment or adjournments of the Annual Meeting. This Proxy Statement and the enclosed proxy are first being sent to shareholders on or about September 29, 1997.

     At the Annual Meeting, shareholders of the Company will (i) elect ten directors of the Company to serve until the next annual meeting of shareholders and thereafter until their successors shall have been elected and qualified;
(ii) vote on the ratification of the approval and adoption by the Board of Directors of an amendment to the Company's 1992 Management Equity Incentive Plan to increase the number of shares of Class A Common Stock available for grant thereunder by 500,000; and (iii) vote on the ratification of the selection by the Board of Directors of Deloitte & Touche LLP as independent accountants for the Company for the fiscal year ending May 31, 1998. Shareholders may also consider and act upon such other matters as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

     The close of business on Monday, September 15, 1997 has been selected as the record date for determining the holders of outstanding shares of the Company's Class A Common Stock, par value $.01 per share (the 'Class A Common Stock'), and Class B Common Stock, par value $.01 per share (the 'Class B Common Stock' and, together with the Class A Common Stock, the 'Common Stock'), entitled to receive notice of and vote at the Annual Meeting. On September 15, 1997, there were 29,920,024 shares of Class A Common Stock outstanding and 44,357,308 shares of Class B Common Stock outstanding. Holders of Class A Common Stock are entitled to one vote per share and holders of Class B Common Stock are entitled to ten votes per share. All shares of Class A Common Stock and Class B Common Stock will vote together as one class on all questions that come before the Annual Meeting, except that the shares of Class A Common Stock will vote separately as a class with respect to the election of one director (the 'Class A Director').

VOTE REQUIRED

     Votes at the Annual Meeting will be tabulated by the inspector of election appointed by the Company. Shares of Common Stock represented by a properly signed and returned proxy are considered present at the Annual Meeting for purposes of determining a quorum.

     Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from the owners. If specific instructions are not received, as a general rule brokers may vote these shares in their discretion. However, brokers are precluded from exercising their voting discretion on certain types of proposals. Absent specific instructions from the beneficial owner in such cases, brokers may not vote on those proposals. This results in what is known as a 'broker non-vote' on such proposals.

     Elections of directors other than the Class A Director will be determined by a plurality vote of the combined voting power of all shares of Common Stock present in person or by proxy and voting at the Annual Meeting. The election of the Class A Director will be determined by a plurality vote of all shares of Class A Common Stock, voting separately as a class, present in person or by proxy and voting at the Annual Meeting. Accordingly, votes 'withheld' from director-nominee(s) will not count against the election of such nominee(s). Brokers have discretionary authority to vote on the election of directors.


     Ratification of the approval and adoption of the amendment to the Company's 1992 Management Equity Incentive Plan to increase by 500,000 the number of shares of Class A Common Stock available for grant thereunder requires the favorable vote of a majority of the votes cast on this proposal at the Annual Meeting by the holders of Class A Common Stock and Class B Common Stock voting together as one class. Brokers do not have discretionary authority to vote on this item. Abstentions and broker non-votes will not count as votes cast for or against this proposal and will not be included in calculating the number of votes necessary for approval of this proposal.


     Passage of the proposal to ratify the selection of Deloitte & Touche LLP as independent accountants for the Company for the fiscal year ending May 31, 1998 requires the approval of a majority of the votes cast on this proposal. Abstentions as to this proposal will not count as votes cast for or against this proposal and will not be included in calculating the number of votes necessary for approval of this proposal. Brokers have discretionary authority to vote on this proposal.

     All other matters will be determined by the vote of a majority of the combined voting power of all shares of Common Stock present in person or by proxy at the Annual Meeting and voting on such matters. Abstentions and broker non-votes as to particular matters will not count as votes cast for or against such matters and will not be included in calculating the number of votes necessary for approval of such matters.


     Each shareholder of the Company is requested to complete, sign, date and return the enclosed proxy without delay in order to ensure that shares owned thereby are voted at the Annual Meeting. All shares represented by properly executed proxies will be voted at the Annual Meeting in accordance with the directions given on such proxies. If no direction is given, a properly executed proxy will be voted FOR the election of the ten persons named under 'Election of Directors', FOR ratification of the approval and adoption of the amendment to the 1992 Management Equity Incentive Plan to increase by 500,000 the number of shares of Class A Common Stock available for grant thereunder and FOR ratification of the selection of Deloitte & Touche LLP as independent accountants for the Company for the fiscal year ending May 31, 1998. The Board of Directors does not anticipate that any other matters will be brought before the Annual Meeting. If, however, other matters are properly presented, the persons named in the proxy will have discretion, to the extent allowed by New Jersey law, to vote in accordance with their own judgment on such matters.


REVOCATION OF PROXIES

     Any shareholder may revoke a proxy at any time before such proxy is voted. Proxies may be revoked by (i) delivering to the Secretary of the Company a written notice of revocation bearing a date later than the date of the proxy;
(ii) duly executing a subsequent proxy relating to the same shares of Common Stock and delivering it to the Secretary of the Company; or (iii) attending the Annual Meeting and stating to the Secretary of the Company an intention to vote in person and so voting. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy. Any subsequent proxy or written notice of revocation of a proxy should be delivered to Century

Communications Corp., 50 Locust Avenue, New Canaan, Connecticut 06840,
Attention: Scott N. Schneider, Assistant Secretary.

COST OF SOLICITATION

     The Company will bear all costs of soliciting proxies in the accompanying form. Solicitation will be made by mail, and officers and regular employees of the Company may also solicit proxies by telephone, telegraph or personal interview. In addition, the Company expects to request persons who hold shares in their names for others to forward copies of this proxy soliciting material to them and to request authority to execute proxies in the accompanying form, and the Company will reimburse such persons for their out-of-pocket and reasonable clerical expenses in doing this.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth, as of September 15, 1997, certain information with respect to the beneficial ownership of shares of Class A Common Stock or Class B Common Stock by each person known to the Company to own beneficially more than 5% of the outstanding shares of Class A Common Stock or Class B Common Stock. Each share of Class B Common Stock is convertible, at any time, into one share of Class A Common Stock. Holders of Class A Common Stock are entitled to one vote per share and holders of Class B Common Stock are entitled to ten votes per share.

                                                                                BENEFICIAL OWNERSHIP(1)
                                                                       ------------------------------------------
                          NAME AND ADDRESS                                  CLASS/NUMBER                 PERCENT
                        OF BENEFICIAL OWNER                                  OF SHARES                   OF CLASS
--------------------------------------------------------------------   ------------------------------    --------
Leonard Tow ........................................................   Class A:       950,956(2)            3.2%
  50 Locust Avenue                                                     Class B:    42,297,059(3)(4)(5)     95.4
  New Canaan, CT 06840
Claire L. Tow ......................................................   Class A:       950,956(6)            3.2
  50 Locust Avenue                                                     Class B:    42,297,059(4)(5)(7)     95.4
  New Canaan, CT 06840
The Capital Group Companies, Inc. ..................................   Class A:     4,197,220(8)           14
  Capital Research and Management Company
  333 South Hope Street
  Los Angeles, CA 90071
The Prudential Insurance Company of America ........................   Class A:     3,165,303(9)           10.6
  751 Broad Street
  Newark, NJ 07102-3777
Sentry Insurance ...................................................   Class B:     2,060,249(5)            4.6
  a Mutual Company
  1800 N. Point Drive
  Stevens Point, WI 54481
Citizens Utilities Company .........................................   Class A:     1,807,095(10)           6
  CU Capital Corp.
  High Ridge Park
  Stamford, CT 06905
Merrill Lynch & Co., Inc. ..........................................   Class A:     2,811,802(11)           9.4
  Merrill Lynch Group, Inc.
  World Financial Center, North Tower
  250 Vesey Street
  New York, NY 10281

                                                        (footnotes on next page)

(footnotes from previous page)

 (1) As used in this table, 'beneficial ownership' means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have 'beneficial ownership' of any security that such person has the right to acquire within 60 days after such date.

 (2) Consists of 876,577 shares of Class A Common Stock as to which Mr. Tow has sole voting and investment power. Includes the 74,379 shares set forth in
     (6) below beneficially owned solely by Mrs. Tow, as to which shares he disclaims beneficial ownership.

 (3) Consists of 18,946,095 shares of Class B Common Stock as to which Mr. Tow has sole, and 20,537,599 shares of Class B Common Stock as to which he shares, voting and investment power. Includes the 2,813,365 shares set forth in (7) below beneficially owned solely by Mrs. Tow, as to which shares he disclaims beneficial ownership.

 (4) By virtue of the definition of 'beneficial ownership,' substantial duplication is involved in the beneficial ownership of shares listed for these shareholders. Eliminating duplication in the table, Mr. Tow owns of record and beneficially 18,946,095 shares of Class B Common Stock, Mr. Tow and Mrs. Tow jointly own of record and beneficially 20,537,599 shares of Class B Common Stock as trustees for the benefit of Mrs. Tow and their adult children, and Mrs. Tow owns of record and beneficially 2,813,365 shares of Class B Common Stock as trustee for the benefit of their adult children.

 (5) By virtue of the definition of 'beneficial ownership,' each person who owns shares of Class B Common Stock is deemed to own an equal number of shares of Class A Common Stock. Thus, Leonard Tow, Claire L. Tow and Sentry Insurance are deemed to be beneficial owners, respectively, of 43,248,015, 43,248,015 and 2,060,249 shares of Class A Common Stock. As a percent of the Class A Common Stock, this ownership by the above-named persons is deemed to be 58.2%, 58.2% and 2.8%, respectively.

 (6) Consists of 74,379 shares of Class A Common Stock as to which Mrs. Tow has sole voting and investment power. Includes the 876,577 shares set forth in
     (2) above beneficially owned solely by Mr. Tow, as to which shares she disclaims beneficial ownership.

 (7) Consists of 2,813,365 shares of Class B Common Stock as to which Mrs. Tow has sole, and 20,537,599 shares of Class B Common Stock as to which she shares, voting and investment power. Includes the 18,946,095 shares set forth in (3) above beneficially owned solely by Mr. Tow, as to which shares she disclaims beneficial ownership.

 (8) Based solely upon information contained in Amendment No. 10 to a Statement on Schedule 13G filed with the Commission on February 12, 1997. According to said Schedule 13G, The Capital Group Companies, Inc. has sole voting power with respect to 1,930,600 shares of Class A Common Stock and sole dispositive power with respect to 4,197,220 shares of Class A Common Stock, by virtue of Rule 13d-3 under the Act. Its wholly owned subsidiaries, Capital Research and Management Company and Capital Guardian Trust Company have sole dispositive power with respect to 1,726,610 and 1,730,000 shares of Class A Common Stock, respectively.

 (9) Based solely upon information contained in Amendment No. 1 to a Statement on Schedule 13G filed with the Commission on July 10, 1997. According to said Schedule 13G, The Prudential Insurance Company of America holds 29,400 shares of Class A Common Stock for its general account and may have direct or indirect voting and/or investment discretion with respect to 3,135,903 shares of Class A Common Stock which are held for the benefit of its clients by its separate accounts, externally managed accounts, registered investment companies, subsidiaries and/or other affiliates.

                                              (footnotes continued on next page)

(footnotes continued from previous page)

(10) Based solely upon information contained in a Statement on Schedule 13D filed with the Commission on July 2, 1992. The Company has agreed pursuant to an agreement dated July 2, 1992 between it and Citizens that, subject to certain conditions, upon the request of Citizens, it will file up to two registration statements under the Securities Act of 1933, as amended (the 'Act'), in order to permit Citizens to offer and sell, pursuant to such registration statement(s), such shares of Class A Common Stock.

(11) Based solely upon information contained in Amendment No. 3 to a Statement on Schedule 13G filed with the Commission on February 12, 1997. According to said Schedule 13G, Merrill Lynch & Co., Inc. and Merrill Lynch Group, Inc. each has shared voting and dispositive power with respect to 2,811,802 shares of Class A Common Stock, Princeton Services, Inc. has shared voting and dispositive power with respect to 2,810,000 shares of Class A Common Stock, and Fund Asset Management, L.P. and Merrill Lynch Phoenix Fund, Inc. each has shared voting and dispositive power with respect to 2,600,000 shares of Class A Common Stock. The address of Princeton Services, Inc., Fund Asset Management, L.P. and Merrill Lynch Phoenix Fund, Inc. is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

                             ELECTION OF DIRECTORS


     Ten persons have been nominated for election as directors of the Company to serve until the 1998 Annual Meeting of Shareholders and until their successors are elected and qualified. All of the nominees other than John P. Cole, Jr., Daniel E. Gold, Michael G. Harris and David Ross Miller are currently directors. The holders of Class A Common Stock are entitled to elect, at the Annual Meeting, voting separately as a class, one director (the 'Class A Director'). The Board has nominated William M. Kraus as the Class A Director. The other nine directors will be elected by vote of a plurality of the combined voting power of all shares of Class A Common Stock and Class B Common Stock present and voting at the Annual Meeting, voting together as a single class, with each share of Class A Common Stock having one vote and each share of Class B Common Stock having ten votes.


     The persons named in the accompanying proxy will vote for the election of such nominees unless, by reason of death or other unexpected occurrence, one or more of such nominees shall not be available for election, in which event it is intended that such votes will be cast for a substitute nominee or nominees designated by the Board or, if no substitute nominee or nominees are so designated, that the membership of the Board will be reduced to a number equal to the number of such nominees, provided that a nominee for the Class A Director will be substituted in order that the Class A directorship is not eliminated. The Board has no reason to believe that any of the nominees listed below will not be available for election as a director.

     The following table sets forth the name of each nominee, his or her age and if presently a Director, the year he or she was elected a director of the Company (or of Century Communications Corp., a Texas corporation
('Century-Texas'), the Company's predecessor in interest and now its wholly-owned subsidiary), his or her principal occupation, other business experience during the last five years, other directorships in publicly-held corporations and ownership of shares of Class A Common Stock and Class B Common Stock of the Company as of September 15, 1997.

                                              PRINCIPAL OCCUPATION,          NUMBER OF SHARES
          NOMINEE, AGE, YEAR                OTHER BUSINESS EXPERIENCE          BENEFICIALLY              PERCENT
       FIRST BECAME DIRECTOR(1)              AND OTHER DIRECTORSHIPS             OWNED(6)                OF CLASS
--------------------------------------  ---------------------------------  --------------------          --------

John P. Cole, Jr .....................  Mr. Cole is a member of the        Class A:      68,127(7)            *
  Age: 67                               Washington, D.C. law firm of Cole
  Nominee for Director                  Raywid & Braverman which serves
                                        as a regulatory counsel to the
                                        Company and Centennial Cellular
                                        Corp., a Company engaged in the
                                        wireless telephone business
                                        ('Centennial') (in which the
                                        Company has a common stock
                                        interest of approximately 32% and
                                        a voting interest of
                                        approximately 74%).
Bernard P. Gallagher .................  Mr. Gallagher has been the         Class A:     579,335(8)          1.9%
  Age: 50                               President and Chief Operating
  Director since 1990                   Officer of the Company since
                                        October 1989. He has been
                                        Chairman of the Board and Chief
                                        Executive Officer of Centennial
                                        since August 1991 and director of
                                        Centennial since March 1991. From
                                        February 1990 to August 1991, Mr.
                                        Gallagher was President and Chief
                                        Operating Officer of Centennial.
                                        From 1979 to October 1989, he
                                        served in various financial and
                                        executive capacities at Comcast
                                        Corporation, a cable television
                                        and cellular telephone company,
                                        and its subsidiaries, including
                                        Vice President and Treasurer from
                                        November 1984 to October 1989.
Daniel E. Gold .......................  Mr. Gold has been the Senior Vice  Class A:     140,364(9)            *
  Age: 61                               President of the Company and
  Nominee for Director                  President of the Cable Television
                                        Division of the Company since
                                        February 1995. From July 1994 to
                                        January 1995, he was Chief Execu-
                                        tive Officer of the American
                                        Society of Composers, Authors and
                                        Publishers. Mr. Gold was Senior
                                        Vice President, Operations, of
                                        the Cable Television Division of
                                        the Company from 1991 to June
                                        1994.

                                              PRINCIPAL OCCUPATION,          NUMBER OF SHARES
          NOMINEE, AGE, YEAR                OTHER BUSINESS EXPERIENCE          BENEFICIALLY              PERCENT
       FIRST BECAME DIRECTOR(1)              AND OTHER DIRECTORSHIPS             OWNED(6)                OF CLASS
--------------------------------------  ---------------------------------  --------------------          --------
Michael G. Harris ....................  Mr. Harris has been the Senior     Class A:     196,564(10)           *
  Age: 51                               Vice President, Engineering and
  Nominee for Director                  Chief Engineering Officer of the
                                        Company since June 1991. Mr.
                                        Harris has also been Senior Vice
                                        President, Engineering, and Chief
                                        Engineering Officer of Centennial
                                        since August 1991.
William M. Kraus(2)(3)(4)(5) .........  Mr. Kraus is the Chairman of       Class A:       5,091(11)           *
  Age: 71                               Kraus Sikes, Inc., a publishing
  Director since 1986                   company, and has been such since
  Nominee for Class A Director          1985. From 1983 to 1985, he was a
                                        Vice President of The Equitable
                                        Life Assurance Society of the
                                        United States. From 1979 to 1983,
                                        Mr. Kraus held positions as the
                                        Secretary of the Department of
                                        Development of the State of
                                        Wisconsin and as Assistant to the
                                        Governor of the State of
                                        Wisconsin. Mr. Kraus has been a
                                        director of Centennial since
                                        August 1991.
David Ross Miller ....................  Mr. Miller was a Director of M &   Class A:      11,000(12)           *
  Age: 71                               I Mid-State Bank, Stevens Point,
  Nominee for Director                  Wisconsin from 1978 to 1997, the
                                        Chairman of the Board from 1984
                                        to 1997, and is currently
                                        Director Emeritus. From 1985 to
                                        1991 Mr. Miller was a Director of
                                        Sentry Insurance, a mutual
                                        company, Stevens Point, Wis-
                                        consin and from 1971 to 1991 Mr.
                                        Miller was the President and a
                                        Director of Sentry Investment
                                        Management, Inc. Mr. Miller was
                                        previously (December 1985 to
                                        October 1991) a Director of the
                                        Company.

                                              PRINCIPAL OCCUPATION,          NUMBER OF SHARES
          NOMINEE, AGE, YEAR                OTHER BUSINESS EXPERIENCE          BENEFICIALLY              PERCENT
       FIRST BECAME DIRECTOR(1)              AND OTHER DIRECTORSHIPS             OWNED(6)                OF CLASS
--------------------------------------  ---------------------------------  --------------------          --------
David Z. Rosensweig(2)(5) ............  Mr. Rosensweig has been the        Class A:      46,958(13)           *
  Age: 72                               Secretary of the Company since
  Director since 1982                   its incorporation in December
                                        1985, and of Century-Texas from
                                        1982 to December 1985. Mr.
                                        Rosensweig has been a director
                                        and Secretary of Centennial since
                                        1988. He is a member of the New
                                        York law firm of Leavy Rosensweig
                                        & Hyman, which acts as general
                                        counsel to the Company and
                                        Centennial, and has been
                                        practicing law since 1948.
Scott N. Schneider ...................  Mr. Schneider has been Chief       Class A:     324,141(14)         1.1%
  Age: 39                               Financial Officer of the Company
  Director since 1994                   since December 1996. He has been
                                        Senior Vice President and
                                        Treasurer of the Company since
                                        June 1991 and has been an
                                        Assistant Secretary of the
                                        Company since October 1986. He
                                        was a Vice President of the
                                        Company from October 1986 to June
                                        25, 1991 and was Controller of
                                        the Company from December 1985 to
                                        June 25, 1991. He was Controller
                                        of Century-Texas from December
                                        1982 to December 1985. Mr.
                                        Schneider has also been Senior
                                        Vice President, Chief Financial
                                        Officer and Treasurer of
                                        Centennial since August 1991. He
                                        was a Vice President and
                                        Controller of Centennial from the
                                        date of its incorporation in 1988
                                        to August 1991. Mr. Schneider has
                                        been a director of Centennial
                                        since August 1991.

                                              PRINCIPAL OCCUPATION,          NUMBER OF SHARES
          NOMINEE, AGE, YEAR                OTHER BUSINESS EXPERIENCE          BENEFICIALLY              PERCENT
       FIRST BECAME DIRECTOR(1)              AND OTHER DIRECTORSHIPS             OWNED(6)                OF CLASS
--------------------------------------  ---------------------------------  --------------------          --------
Claire L. Tow ........................  Mrs. Tow has been a Senior Vice    Class A:     950,956(15)(16)     3.2%
  Age: 67                               President of the Company since     Class B:  42,297,059(17)        95.4
  Director since 1988                   August 1992 and was a Vice                             (18)
                                        President of the Company from
                                        February 1988 to August 1992. She
                                        has been involved in the
                                        operations of the Company since
                                        its incorporation in December
                                        1985 and in the operations of
                                        Century-Texas since its organiza-
                                        tion. Mrs. Tow has served as a
                                        director of Citizens since June
                                        1993. Claire Tow is the wife of
                                        Leonard Tow.
Leonard Tow(3) .......................  Mr. Tow has been the Chairman of   Class A:     950,956(19)         3.2%
  Age: 69                               the Board of the Company since     Class B:  42,297,059(17)        95.4
  Director since 1973                   1989, and has been the Chief                           (18)(20)
                                        Executive Officer of the Company
                                        since its incorporation and of
                                        Century-Texas since its
                                        organization in 1973 through
                                        December 1985. Mr. Tow also
                                        served as the President and Chief
                                        Operating Officer of the Company
                                        from the date of its incorpo-
                                        ration to October 1989, and as
                                        Chief Financial Officer of the
                                        Company from the date of its
                                        incorporation to December 1996,
                                        and in both of said capacities
                                        for Century-Texas from its
                                        organization in 1973 through
                                        December 1985. He has been active
                                        in the cable television industry
                                        for more than 30 years. Mr. Tow
                                        has served as the Chairman of the
                                        Board, Chief Executive Officer
                                        and Chief Financial Officer of
                                        Citizens, 1.94% of the stock of
                                        which is owned by the Company,
                                        since 1990. He holds a Ph.D. from
                                        Columbia University and is the
                                        husband of Claire Tow.


------------

*   Less than 1%.

 (1) Year that the nominee, if currently a Director, first became a Director of the Company or, if before December 5, 1985, of Century-Texas.

 (2) Member of the Compensation Committee.

                                              (footnotes continued on next page)

(footnotes continued from previous page)

 (3) Member of the Executive Committee.

 (4) Member of the Audit Committee.

 (5) Member of the Employee Stock Option and Equity Plan Committee.

 (6) As used in this table, 'beneficial ownership' means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have 'beneficial ownership' of any security that such person has the right to acquire within 60 days after such date.

 (7) Mr. Cole is the record and beneficial owner of all of these shares.

 (8) Consists of 27,055 shares as to which Mr. Gallagher is the record and beneficial holder, 119,913 shares granted to Mr. Gallagher under the Company's 1992 Management Equity Incentive Plan (the 'Equity Plan') and 432,367 shares that Mr. Gallagher has the right to acquire pursuant to stock option grants under the Company's 1994 Employee Stock Option Plan (the '1994 Option Plan'). Does not include 242,506 shares of Class A Common Stock of which Mr. Gallagher's wife is the beneficial owner and in which Mr. Gallagher disclaims any beneficial interest.

 (9) Consists of 7,899 as to which Mr. Gold is the record and beneficial holder, 54,000 shares granted to Mr. Gold under the Equity Plan, and 78,465 shares that Mr. Gold has the right to acquire pursuant to stock grants under the 1994 Option Plan.

(10) Consists of 47,496 shares as to which Mr. Harris is the record and beneficial holder, 59,455 shares granted to Mr. Harris under the Company's 1992 Management Equity Incentive Plan (the 'Equity Plan') and 89,613 shares that Mr. Harris has the right to acquire pursuant to stock option grants under the Company's 1994 Employee Stock Option Plan (the '1994 Option Plan'). Does not include 1,009 shares of Class A Common Stock of which Mr. Harris' wife is the beneficial owner and in which Mr. Harris disclaims any beneficial interest.

(11) Includes 1,200 shares that may be acquired pursuant to stock option grants under the Company's 1993 Non-Employee Directors' Option Plan.

(12) David Ross Miller is the record and beneficial holder of all of these shares.

(13) Consists of 39,401 shares as to which Mr. Rosensweig is the record and beneficial holder, 4,455 shares granted to Mr. Rosensweig under the Equity Plan and 3,102 shares that Mr. Rosensweig has the right to acquire pursuant to stock option grants under the 1994 Option Plan.

(14) Consists of 165,073 shares directly owned by Mr. Schneider, 69,455 shares granted to Mr. Schneider under the Equity Plan and 89,613 shares that Mr. Schneider has the right to acquire pursuant to stock option grants under the 1994 Option Plan.

(15) Consists of 16,311 shares of which Claire L. Tow is the record and beneficial holder, 4,455 shares granted to Claire L. Tow under the Equity Plan and 53,613 shares that Claire L. Tow has the right to acquire pursuant to stock option grants under the 1994 Option Plan. Includes the 876,577 shares set forth in (19) below beneficially owned solely by Leonard Tow, as to which shares she disclaims beneficial ownership.

(16) By virtue of the definition of 'beneficial ownership,' each person who owns shares of Class B Common Stock, which is convertible at any time into Class A Common Stock, is deemed to own an equal number of shares of Class A Common Stock. Thus, Leonard Tow, Claire L. Tow and all directors, nominees for director and executive officers as a group are deemed to be beneficial owners, respectively, of 43,248,015, 43,248,015 and 44,768,023 shares of
     Class A Common Stock. As a percent of Class A Common Stock, assuming all shares of Class B Common Stock have been so

                                              (footnotes continued on next page)

(footnotes continued from previous page) converted by the above-named persons, this ownership by the above-named persons is deemed to be 58.2%, 58.2% and 60.3%, respectively.

(17) Consists of 2,813,365 shares of Class B Common Stock as to which Mrs. Tow has sole voting and investment power, and 20,537,599 shares of Class B Common Stock as to which she shares voting and investment power. Includes the 18,946,095 shares set forth in (20) below beneficially owned solely by Mr. Tow, as to which shares she disclaims beneficial ownership.

(18) By virtue of the definition of 'beneficial ownership,' substantial duplication is involved in the beneficial ownership of shares listed for these shareholders. Eliminating duplication in the table, Mr. Tow owns of record and beneficially 18,946,095 shares of Class B Common Stock, Mr. Tow and Mrs. Tow jointly own of record and beneficially 20,537,599 shares of Class B Common Stock as trustees for the benefit of Mrs. Tow and their adult children, and Mrs. Tow owns of record and beneficially 2,813,365 shares of Class B Common Stock as trustee for the benefit of their adult children.

(19) Consists of 44,431 shares of which Leonard Tow is the record and beneficial holder, 156,709 shares granted to Leonard Tow under the Equity Plan and 675,437 shares that Leonard Tow has the right to acquire pursuant to stock option grants under the 1994 Option Plan. Includes the 74,379 shares set forth in (15) above beneficially owned solely by Claire L. Tow, as to which shares he disclaims beneficial ownership.

(20) Consists of 18,946,095 shares of Class B Common Stock as to which Mr. Tow has sole voting and investment power, and 20,537,599 shares of Class B Common Stock as to which he shares voting and investment power. Includes the 2,813,365 shares set forth in (17) above beneficially owned solely by Mrs. Tow, as to which shares he disclaims beneficial ownership.

COMMITTEES AND MEETINGS OF THE BOARD

     The Board of Directors met six times and acted five times by unanimous written consent during the fiscal year ended May 31, 1997. Each director attended all of the meetings of the Board of Directors and the committees of which said director was a member, except for Andrew Tow who attended 3 out of 5 meetings prior to resignation.

     The Executive Committee, whose members are noted above, is empowered, except as limited by the laws of the State of New Jersey, to function with the full power of the Board of Directors when the Board is not meeting. The Executive Committee did not meet during the fiscal year ended May 31, 1997.

     The Audit Committee, whose members are noted above, recommends to the Board of Directors the independent auditors to be selected for the Company and reviews the following matters with the independent auditors: scope and results of the independent audits, corporate accounting, internal accounting control procedures, adequacy and appropriateness of financial reporting to shareholders, and such other related matters as the Audit Committee considers to be appropriate. The Audit Committee met twice during the fiscal year ended May 31, 1997.

     The Compensation Committee, whose members are noted above, makes recommendations to the Board of Directors concerning the salary and certain other forms of compensation for the Company's Chief Executive Officer and sets the salary and cash bonus compensation of the President and Chief Operating Officer, the Chief Financial Officer, Senior Vice President and Treasurer, the Senior Vice President and President of the Cable Television Division, and the Senior Vice President, Engineering. The Compensation Committee also administers the Employee Stock Purchase Plan, Incentive Award Plan and 1985 Stock Equivalent Plan. The Compensation Committee determines the participants and selects the recipients of awards or units under each plan and the amount and terms of compensation granted under each plan. The Compensation Committee met three times during the fiscal year ended May 31, 1997.

     The Employee Stock Option and Equity Plan Committee, whose members are noted above, administers the 1985 Option Plan and the 1994 Option Plan (together the 'Option Plans') and the Equity Plan. The Employee Stock Option and Equity Plan Committee makes recommendations to the Board of Directors with respect to the recipients of options under the Option Plans and the provisions of options granted under such plans, including the option prices, terms and number of shares subject to option and with respect to the Equity Plan, the recipients of awards and the terms and conditions of each award. The Employee Stock Option and Equity Plan Committee met five times and acted eight times by unanimous written consent during the fiscal year ended May 31, 1997.

     The Company has not designated a nominating committee or other committee performing a similar function. Such matters are decided by the Board of Directors.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE COMPENSATION

     The following table sets forth certain information with respect to compensation awarded to, earned by or paid to the Company's Chief Executive Officer and each of the other four most highly compensated executive officers of the Company (based on amounts reported as salary and bonus for fiscal 1997) for each of the Company's last three fiscal years (collectively the 'Named Executives').

                           SUMMARY COMPENSATION TABLE

                                                                                                   LONG TERM COMPENSATION
                                                                                          -----------------------------------------
                                                                                                    AWARDS
                                                     ANNUAL COMPENSATION                  --------------------------
                                          ------------------------------------------                        SHARES        PAYOUTS
                                                                           OTHER          RESTRICTED      UNDERLYING     ----------
                                 FISCAL                                    ANNUAL            STOCK         OPTIONS/         LTIP
    NAME/PRINCIPAL POSITION       YEAR    SALARY($)(1)      BONUS($)    COMPENSATION      AWARD(S)($)      SARS(#)       PAYOUTS($)
-------------------------------  ------   ------------      --------    ------------      -----------     ----------     ----------

Leonard Tow                       1997     $2,030,334       $357,700      $583,969(12)     $ 325,000(2)           0         --
  Chairman of the Board           1996      2,104,000        357,700       285,713(12)       708,750(3)     275,000(5)      --
  of Directors and                1995      1,885,236              0       200,000(12)       291,176(13)          0         --
  Chief Executive Officer

Bernard P. Gallagher              1997        430,992        150,000        72,014(7)        227,500(2)           0         --
  President and Chief Operating   1996        422,874        200,000        12,773(7)        406,250(3)     150,000(5)      --
  Officer                         1995        414,410              0         3,876(7)        253,125(4)      75,000(6)      --

Scott N. Schneider                1997        266,886        150,000       145,443(12)       227,500(2)           0         --
  Chief Financial Officer,        1996        267,539        100,000        --               203,125(3)      75,000(5)      --
  Senior Vice President and       1995        230,000              0        --               126,563(4)      50,000(6)      --
  Treasurer

Daniel E. Gold                    1997        233,796        150,000        --               162,500(2)           0         --
  Senior Vice President and       1996        227,343        100,000        --               203,125(3)      75,000(5)      --
  President of Century Cable      1995         87,724         95,000        --               116,625(4)      50,000(6)      --
  Television Division

Michael G. Harris                 1997        217,508        150,000        70,246(12)       162,500(2)           0         --
  Senior Vice President,          1996        207,539        100,000        --               203,125(3)      75,000(5)      --
  Engineering and Chief           1995        202,500          --           --               126,563(4)      25,000(6)      --
  Engineering Officer

                                    ALL OTHER
    NAME/PRINCIPAL POSITION      COMPENSATION($)
-------------------------------  ---------------
Leonard Tow                        $ 1,598,338(8)
  Chairman of the Board              1,584,020(8)
  of Directors and                   1,549,920(8)
  Chief Executive Officer
Bernard P. Gallagher                     4,750(9)
  President and Chief Operating          4,740(10)
  Officer                                4,620(11)
Scott N. Schneider                       4,750(9)
  Chief Financial Officer,               3,531(10)
  Senior Vice President and              4,468(11)
  Treasurer
Daniel E. Gold                           4,750(9)
  Senior Vice President and              3,726(10)
  President of Century Cable             2,075(11)
  Television Division
Michael G. Harris                        4,750(9)
  Senior Vice President,                 4,750(10)
  Engineering and Chief                  4,688(11)
  Engineering Officer


------------

 (1) Includes for Mr. Tow, Mr. Gallagher and Mr. Schneider directors' fees of $18,000, $34,500 and $37,500, respectively, paid by the Company in connection with services, in the case of Mr. Tow, Mr. Gallagher, and Mr. Schneider, on the Board of Directors of the Company and, in the case of Mr. Gallagher and Mr. Schneider, on the Board of Directors of Centennial, in fiscal 1997; for Mr. Tow, Mr. Gallagher and Mr. Schneider directors' fees of $18,000, $33,750 and $36,750, respectively, paid by the Company in connection with services, in the case of Mr. Tow, Mr. Gallagher and Mr. Schneider, on the Board of Directors of the Company, and in the case of Mr. Gallagher and Mr.

                                              (footnotes continued on next page)

(footnotes continued from previous page)

     Schneider, on the Board of Directors of Centennial, in fiscal 1996; and includes for Mr. Tow, Mr. Gallagher and Mr. Schneider directors' fees of $17,500, $32,500 and $27,750, respectively, paid by the Company in connection with services, in the case of Mr. Tow, Mr. Gallagher and Mr. Schneider, on the Board of Directors of the Company and, in the case of Mr. Gallagher and Mr. Schneider, on the Board of Directors of Centennial, in fiscal 1995.

 (2) The value indicated is based on the closing price of the Class A Common Stock on September 8, 1997, the date of the grant. The aggregate number and value (based on the closing price of the Class A Common Stock at May 30, 1997, the last trading day of fiscal 1997) of the restricted shares assuming such shares had been issued and held by the Named Executives at May 30, 1997 was: Mr. Tow -- 50,000, $343,750; Mr. Gallagher -- 35,000,
     $240,625; Mr. Schneider -- 35,000, $240,625; Mr. Gold -- 25,000, $171,875;
     and Mr. Harris -- 25,000, $171,875. The restrictions on transferability lapse as to 20% of the total shares awarded on each anniversary date of the date of grant and earlier in the event the award recipient retires after reaching 65 years of age, dies or becomes disabled or if the Compensation Committee elects to terminate the restrictions on transfer that are otherwise applicable. The award recipients have the right to receive dividends and other distributions paid on the shares of restricted stock.

 (3) The value indicated is based on the closing price of the Class A Common Stock on August 28, 1996, the date of the grant, except for Mr. Tow, in which case the value indicated is based on the closing price of the Class A Common Stock on September 3, 1996, the date of the grant to Mr. Tow. The aggregate number and value (based on the closing price of the Class A Common Stock at May 30, 1997, the last trading day of fiscal 1997) of the restricted shares assuming such shares had been issued and held by the Named Executives at May 30, 1997 was: Mr. Tow -- 90,000, $365,625; Mr. Gallagher -- 50,000, $203,125; Mr. Schneider -- 25,000, $101,562; Mr.
     Gold -- 25,000, $101,562; and Mr. Harris, 25,000, $101,562. The
     restrictions on transferability lapse as to 20% of the total shares awarded on each anniversary date of the date of grant (except in the case of Mr.
     Tow) and earlier in the event the award recipient retires after reaching 65 years of age, dies or becomes disabled or if the Compensation Committee elects to terminate the restrictions on transfer that are otherwise applicable. The restrictions on transferability lapse as to all of the shares awarded to Mr. Tow on September 3, 2001 and earlier in the event he dies or become disabled or if the Compensation Committee elects to terminate the restrictions on transfer that are otherwise applicable. The award recipients have the right to receive dividends and other distributions paid on the shares of restricted stock.

 (4) The value indicated is based on the closing price of the Class A Common Stock on September 18, 1995, the date of grant. The aggregate number and value (based on the closing price of the Class A Common Stock at May 30, 1997, the last trading day of fiscal 1997) of the restricted shares assuming such shares had been issued and held by the Named Executives at May 30, 1997 was: Mr. Gallagher -- 25,000, $101,562; Mr.
     Schneider -- 12,500, $50,780; and Mr. Harris -- 12,500, $50,780. The
     restrictions on transferability lapsed as to 50% of the total shares awarded on March 19, 1997 and 50% of the total shares awarded on July 2, 1997. With respect to Mr. Gold, the value indicated is based upon the closing price of the Class A Common Stock on January 23, 1995, the date of grant under the Equity Plan. The aggregate number and value (based upon the closing price of the Class A Common Stock at May 30, 1997, the last trading day of fiscal 1997) of the restricted shares assuming such shares had been issued and held by Mr. Gold at May 30, 1997 was 15,000 shares and $60,938.

 (5) Options to acquire shares of the Company's Class A Common Stock granted under the 1994 Option Plan in July 1996 with respect to fiscal 1996.

                                              (footnotes continued on next page)

(footnotes continued from previous page)

 (6) Options to acquire shares of the Company's Class A Common Stock granted under the 1994 Option Plan in December 1994 with respect to fiscal 1995.


 (7) Includes $27,095, $12,773 and $3,876 for fiscal years 1997, 1996 and 1995, respectively, representing interest that would have been paid on the amounts outstanding during the year under the interest-free loans made to Mr. Gallagher by the Company if interest had been accrued at the rate of 5% per year.


 (8) Consists of life insurance premiums paid on behalf of Leonard Tow and his wife on the split-dollar life insurance agreement that is described below under 'Life Insurance Agreement.' The Company will be reimbursed for the total life insurance premiums paid upon the death of the last to die of Leonard Tow and his wife.

 (9) Consists of matching contributions made by the Company on behalf of the Named Executives in fiscal 1997 under the Company's Retirement Investment Plan.

(10) Consists of matching contributions made by the Company on behalf of the Named Executives in fiscal 1996 under the Company's Retirement Investment Plan.

(11) Consists of matching contributions made by the Company on behalf of the Named Executives in fiscal 1995 under the Company's Retirement Investment Plan.

(12) Includes for Leonard Tow reimbursement for income and gift taxes attributed to him and his wife as a result of the split-dollar life insurance agreement that is described below under 'Life Insurance Agreement.' Includes for Mr. Tow, Mr. Schneider and Mr. Harris amounts paid with respect to tax liabilities in connection with certain employee benefit plans.

(13) The value indicated is based on the closing price of the Class A Common Stock on August 29, 1996, the date of the grant. The aggregate number and value (based on the closing price of the Class A Common Stock at May 30, 1997, the last trading day of fiscal 1997) of the restricted shares assuming such shares had been issued and held by Mr. Tow at May 30, 1997 was: 36,397 shares, $147,863. The restrictions on transferability lapse as to all of the shares awarded to Mr. Tow on August 29, 2001 and earlier in the event he dies or become disabled or if the Compensation Committee elects to terminate the restrictions on transfer that are otherwise applicable. Mr. Tow has the right to receive dividends and other distributions paid on the shares of restricted stock.

EMPLOYMENT AGREEMENTS

     Leonard Tow is employed as the Company's Chief Executive Officer until June 30, 1998 pursuant to an employment agreement with the Company. For his services, Mr. Tow receives an annual Base Salary (as defined) as of July 1, 1991 of $1,750,000, increased each year, beginning July 1, 1992, by the percentage increase in the United States Labor Department consumer price index for such year over such index for the last month of the preceding year. The employment agreement provides that, for the five-year period beginning July 1, 1998, Mr. Tow will act as a consultant and advisor to the Company at an annual compensation equal to 25% of his total compensation for the immediately preceding year and that Mr. Tow will be the highest ranking officer of the Company and a director at all times during the term of the employment agreement. Additionally, the employment agreement permits the granting of bonuses to Mr. Tow at the discretion of the Board of Directors and grants Mr. Tow certain rights to have the Company register all of his and his family members' shares of Common Stock at any time prior to July 1, 2003.

     Under the employment agreement, Mr. Tow's employment terminates upon his death or permanent disability for 12 consecutive months, in which case Mr. Tow or his estate, as the case may be, will receive an amount equal to three times the annual salary to which Mr. Tow was entitled in the year of termination. If at any time Mr. Tow is removed from an office without his consent or if the Company's principal offices are moved from Fairfield County, Connecticut or the New York metropolitan area, he will have the right to terminate the employment agreement, in which case Mr. Tow will be entitled to continue to receive all salary and other payments and benefits under the employment agreement that he would have received or, at his option, the then present value of all such payments and benefits.

     Mr. Tow also serves as Chairman of the Board, Chief Executive Officer and Chief Financial Officer of Citizens. The Board of Directors of the Company has approved such service. Mr. Tow receives additional compensation from Citizens for serving in such capacities.

     Effective January 1997, the Company entered into employment agreements with certain members of senior management, including five of its executive officers:
Bernard P. Gallagher, President and Chief Operating Officer, Scott N. Schneider, Chief Financial Officer, Senior Vice President and Treasurer, and Michael G. Harris, Senior Vice President, Engineering. Effective January 1, 1995, the Company entered into an employment agreement with Daniel E. Gold, Senior Vice President. A summary of each employment agreement is set forth below.

     The agreement between the Company and Mr. Gallagher provides for the employment by the Company of Mr. Gallagher as its chief operating officer for a term of three years commencing on January 1, 1997. The base salary provided for in the agreement is $400,000 per year, subject to annual increases based upon the percentage increase in the United States Labor Department consumer price index. Mr. Gallagher is also eligible to receive a cash bonus or any award or grant of stock options, shares of the Company's stock, or any other incentive or stock related awards awarded or granted by the Board of Directors of the Company or the applicable committee thereof. The agreement also provides that the Company will provide Mr. Gallagher with an automobile for his use in the performance of his duties. In the event of Mr. Gallagher's death during the term of the agreement, payments of the base salary shall continue to be made for the balance of the term, and in the event of Mr. Gallagher's permanent disability during such term, payments of the base salary shall continue for the balance of the term or twelve months, whichever is longer. If the agreement is terminated without 'cause' (as defined in the agreement) by the Company prior to the expiration of the term, Mr. Gallagher will receive the base salary, an annual cash bonus for the remainder of the term equal to the most recently awarded cash bonus, the opportunity to exercise any stock options for the remainder of the original term of such options, whether or not fully exercisable, and any restrictions on shares of stock previously issued to Mr. Gallagher shall be deemed inoperative and of no further effect.

     The agreement between the Company and Mr. Schneider provides for the employment by the Company of Mr. Schneider as its chief financial officer and in charge of its fiscal, accounting and financial affairs for a term of three years commencing on January 1, 1997. The base salary provided for in the agreement is $250,000 per year, subject to annual increases based upon the percentage increase in the United States Labor Department consumer price index. Mr. Schneider is also eligible to receive a cash bonus or any award or grant of stock options, shares of the Company's stock, or any other incentive or stock related awards awarded or granted by the Board of Directors of the Company or the applicable committee thereof. The agreement also provides that the Company will provide Mr. Schneider with an automobile for his use in the performance of his duties. In the event of Mr. Schneider's death during the term of the agreement, payments of the base salary shall continue to be made for the balance of the term and, in the event of Mr. Schneider's permanent disability during such term, payments of the base salary shall continue for the balance of the term or twelve months, whichever is longer. If the agreement is terminated without 'cause' (as defined in the agreement) by the Company prior to the expiration of the term, Mr. Schneider will receive the base salary, an annual cash bonus for the remainder of the term equal to the most recently awarded cash bonus, and the opportunity to exercise any stock options previously awarded, whether or not fully exercisable, and any restrictions on shares of stock previously issued to Mr. Schneider shall be deemed inoperative and of no further effect.

     The agreement between the Company and Mr. Harris provides for the employment by the Company of Mr. Harris as its chief engineering officer and in charge of its engineering operations and for administration of the engineering and technical activities of the Company for a term of three years commencing on January 1, 1997. The base salary provided for in the agreement is $225,000 per year, subject to annual increases based upon the percentage increase in the United States Labor Department consumer price index. Mr. Harris is also eligible to receive a cash bonus or any award or grant of stock options, shares of the Company's stock, or any other incentive or stock related awards awarded or granted by the Board of Directors of the Company or the applicable committee thereof. The agreement also provides that the Company will provide Mr. Harris with an automobile for his use in the performance of his duties. In the event of Mr. Harris's death during the term of the agreement, payments of the base salary shall continue to be made for the balance of the term and, in the event of Mr. Harris's permanent disability during such term, payments of the base salary shall continue for the balance of the term or twelve months, whichever is longer. If the agreement is terminated without 'cause' (as defined in the agreement) by the Company prior to the expiration of the term, Mr. Harris will receive the base salary, an annual cash bonus for the remainder of the term equal to the most recently awarded cash bonus, and the opportunity to exercise any stock options previously awarded, whether or not fully exercisable, and any restrictions on shares of stock previously issued to Mr. Harris shall be deemed inoperative and of no further effect.

     The agreement between the Company and Mr. Gold, dated as of January 1, 1995, provides for the employment by the Company of Mr. Gold as a Senior Vice President of the Company. The term of the agreement commenced on January 23, 1995 and expires by its terms on December 31, 1997. The agreement provides for a payment of $25,000 on signing and a base salary of $225,000 per year, subject to annual increases based upon the percentage increase in the United States Labor Department consumer price index. Mr. Gold is also eligible to receive a cash bonus or any award or grant of stock options, shares of the Company's stock, or any other incentive or stock related awards awarded or granted by the Board of Directors of the Company or the applicable committee thereof. The agreement also provides that the Company will provide Mr. Gold with an automobile for his use in the performance of his duties. In the event of Mr. Gold's death during the term of the agreement, payments of the base salary shall continue to be made for the balance of the term and, in the event of Mr. Gold's permanent disability during such term, payments of the base salary shall continue for the balance of the term or twelve months, whichever is longer. If the agreement is terminated without 'cause' (as defined in the agreement) by the Company prior to the expiration of the term, Mr. Gold will receive the base salary, an annual cash bonus for the remainder of the term equal to the most recently awarded cash bonus, and the opportunity to exercise any stock options previously awarded, whether or not fully exercisable, and any restrictions on shares of stock previously issued to Mr. Gold shall be deemed inoperative and of no further effect.

LIFE INSURANCE AGREEMENT

     The Company's Chairman and Chief Executive Officer, Leonard Tow, as of September 15, 1997, is the owner and holder of 19,822,672 shares of the Company's Common Stock. The Company has been advised that on the death of the last to die of Leonard Tow and his wife, Claire L. Tow (a director and a Senior Vice President of the Company), the estate of such last to die may be required to publicly sell all or substantially all of such shares to satisfy estate tax obligations. The public sale of such number of shares in all probability would destabilize the market for the Company's publicly traded stock. Accordingly, in July 1992 an agreement was entered into (commonly known as a split-dollar life insurance agreement) under the terms of which the Company will pay (i) the premiums for certain survivorship life insurance policies with an aggregate face value of $80,000,000 on the lives of Mr. and Mrs. Tow and (ii) the amount of taxes attributed to Leonard and Claire Tow as a result of the arrangement. Insurance benefits become payable when both have died, and the Company will have an interest in the insurance benefits equal to the amount of premiums it has paid with the balance payable to a trust created by Leonard Tow (the 'Trust').

     The Trust has also obtained insurance payable on the first-to-die of Leonard and Claire Tow. The premiums are paid and taxes are reimbursed in a manner similar to that described above for the last-to-die insurance. The proceeds of the first-to-die insurance policy will be paid to the Company to the extent of the total premiums previously paid on such policy by the Company and the balance and any income earned thereon, until the same is exhausted, will be paid to the Trust and used by it to pay the term life insurance portion of the premiums of the last-to-die insurance, thereby reducing the continuing cash outlay by the Company on the last-to-die insurance.

STOCK OPTIONS

     No options to acquire shares of the Company's Common Stock were granted to any of the Named Executives with respect to fiscal 1997.

     The table below summarizes the exercise of stock options during fiscal 1997 by the Named Executives and provides information as to the unexercised stock options held by them at the end of the fiscal year.

                 AGGREGATED OPTION/SAR EXERCISES IN FISCAL 1997
                   AND FISCAL YEAR-END 1997 OPTION/SAR VALUES

                                                                               NUMBER OF
                                                                                 SHARES                 VALUE OF
                                                                               UNDERLYING             UNEXERCISED
                                                                              UNEXERCISED             IN-THE-MONEY
                                                                            OPTIONS/SARS AT         OPTIONS/SARS AT
                                                                           MAY 31, 1997(#)(2)      MAY 31, 1997($)(2)
                                                                           ------------------      ------------------
                              SHARES ACQUIRED             VALUE               EXERCISABLE/            EXERCISABLE/
           NAME              ON EXERCISE(#)(1)      REALIZED($)(1)(2)        UNEXERCISABLE           UNEXERCISABLE
--------------------------   -----------------      -----------------      ------------------      ------------------

Leonard Tow...............              0               $       0            620,437/275,000(3)     $            0/$0(3)
                                        0                       0                  106,620/0(4)             326,524/0(4)

Bernard P. Gallagher......         95,857                 214,787            370,369/294,000(3)                   0/0(3)
                                        0                       0            106,767/120,000(4)       418,135/367,500(4)

Scott N. Schneider........         66,944                 152,662             60,616/153,000(3)                   0/0(3)
                                        0                       0              54,119/80,000(4)       206,256/245,000(4)

Daniel E. Gold............              0                       0             58,786/114,004(3)        70,144/160,358(3)

Michael G. Harris.........         85,215(5)              188,326(5)          60,613/153,000(3)                   0/0(3)
                                        0                       0              26,655/45,000(4)       101,409/137,812(4)

------------

(1) Reflects the number and value of shares acquired on exercise of options to purchase Class A Common Stock of Centennial during fiscal 1997.

(2) Calculated by determining the difference between the exercise price and the closing price on the exercise date or May 31, 1997, as the case may be.

(3) Reflects the number and value of unexercised options to purchase Class A Common Stock of the Company held by each of the Named Executives at May 31, 1997.

(4) Reflects the number and value of unexercised options to purchase Class A Common Stock of Centennial held by each of the Named Executives at May 31, 1997.

(5) Includes shares owned by his spouse.

DIRECTOR COMPENSATION

     The Company's Directors each received quarterly retainers of $3,000 plus a uniform fee of $750 for each board and committee meeting attended during the 1997 fiscal year. In addition, annually, beginning in 1994 on the date of the meeting of Directors held on the same date as the shareholder's meeting, each Director who is neither an employee nor an officer of the Company is entitled to receive an option to acquire 1,000 shares of the Company's Class A Common Stock under the Company's 1993 Non-Employee Directors' Stock Option Plan. The Company believes that such compensation is consistent with compensation paid to directors in comparable public companies.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal 1997, the members of the Compensation Committee were David Z. Rosensweig and William M. Kraus. Mr. Rosensweig also serves as Secretary of the Company and Century-Texas. Mr. Rosensweig is a member of Leavy Rosensweig & Hyman, which acts as general counsel to the Company and Centennial. During fiscal 1997, the Company and Centennial paid a total of approximately $1,772,000 and $518,000, respectively, for legal services and disbursements to Leavy Rosensweig & Hyman.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Company is committed to being a premier provider of cable television, wireless telephone and related telecommunications services. To support this objective and to compete in these dynamic businesses, the Company must attract, retain and motivate quality executive talent. The Compensation Committee makes recommendations to the Board of Directors with respect to the base salary and cash bonus compensation to be paid to the Company's Chief Executive Officer. The Compensation Committee determines the base salary and cash bonus compensation to be paid to the President and Chief Operating Officer, the Senior Vice President and President of the Cable Television Division, the Senior Vice President, Treasurer, and Chief Financial Officer and the Senior Vice President, Engineering. The Stock Option and Equity Plan Committee make recommendations to the full Board with respect to grants under the option plans and the Equity Plan.


     The Compensation Committee awarded a cash bonus of $150,000 for the year ended May 31, 1997 to each of Bernard P. Gallagher, President and Chief Operating Officer, Scott N. Schneider, Chief Financial Officer, Senior Vice President and Treasurer, Daniel E. Gold, Senior Vice President and President of the Company's cable television division and Michael G. Harris, Senior Vice-President, Engineering. The cash awards to Messrs. Harris and Gold were based on the recommendations of the Chief Executive Officer and the Chief Operating Officer while the awards to Bernard P. Gallagher, the Chief Operating Officer, and to Scott N. Schneider, the Chief Financial Officer, were based on the recommendation of the Chief Executive Officer. The Compensation Committee took into account that the Stock Option and Equity Plan Committee recommended that under the Company's Equity Plan a bonus of 35,000 shares be awarded to each of Bernard P. Gallagher and Scott N. Schneider, and a bonus of 25,000 shares be awarded to each of Michael G. Harris and Daniel E. Gold. Mr. Schneider and Mr. Harris also received $125,000 and $70,000, respectively, with respect to tax liabilities in connection with certain employee benefit plans.


     Leonard Tow is the Chief Executive Officer of the Company. His base salary, $1,945,000 ($l,750,000 plus cost of living adjustments), which constituted the bulk of his cash compensation for the 1997 fiscal year, is set by an employment agreement with the Company approved by the Board of Directors and entered into on February 11, 1986 and amended on July 1, 1991 and expiring on June 30, 1998. See 'Employment Agreements.' For fiscal 1996, the Compensation Committee recommended an award to Mr. Tow of a bonus of $357,700 (the same amount that was awarded for each of fiscal years 1994 and 1995) and for fiscal 1997, a bonus of $357,700, and the Stock Option and Equity Plan Committee recommended an award of 50,000 shares under the Equity Plan. In setting this bonus, which was the responsibility of the Compensation Committee and the Stock Option and Equity Plan Committee to recommend, and the responsibility of the full Board of Directors to approve, the Compensation Committee, the Stock Option and Equity Plan Committee took into account the Company's operations, financial position and growth, the growth of the wireless telephone business, the effect of rate regulation on the Company's cable television cash flow, the entry of the Company into data transmission via cable television, and the importance of Mr. Tow to the Company's strategic plans and its future direction. (See 'Life Insurance Agreement' above.) Mr. Tow also received $133,000 with respect to tax liabilities in connection with certain employee benefit plans.

     The Compensation Committee believes that the bonus awarded to Mr. Tow for each of fiscal 1997 and fiscal 1996 was appropriate in the circumstances. The Committee noted that, with the consent of the Board of Directors of the Company, Mr. Tow also holds senior executive officerships in Citizens. The Compensation Committee also noted that, from December 1991 through May 31, 1995, no options were granted to the Chief Executive Officer under the respective option plans of the Company and Centennial and that, from December 1992 to May 31, 1995, no grants of shares of restricted stock were made under the Equity Plan to the Chief Executive Officer.

     The base salaries of each of Bernard P. Gallagher, Scott N. Schneider and Michael G. Harris are set in employment agreements which commenced on January 1, 1997 and expire by their respective terms on December 31, 1999. The base salary of Daniel E. Gold, a Senior Vice President and President of the Company's cable television division, is set in an employment agreement which commenced January 23, 1995 and expires December 24, 1997. See 'Employment Agreements.' The agreements were approved by the full Board of Directors. The base salaries, cash bonuses and payments referenced above (See Summary Compensation Table) constitute the entire cash compensation paid to these executives for fiscal 1997. In making its recommendations for the base salaries contained in the employment agreements (other than the base salary of Mr. Gold), the Compensation Committee took into consideration the recommendations of the Chief Executive Officer. For Daniel E. Gold's base salary, the Compensation Committee took into account the recommendations of the Chief Executive and Chief Operating Officers. Messrs. Gallagher, Schneider and Harris also rendered and continue to render services, without compensation, to Centennial pursuant to the Services Agreement, dated August 30, 1991, as subsequently amended, between the Company and Centennial. Mr. Gallagher serves as Chairman and Chief Executive Officer of Centennial, Mr. Schneider as its Senior Vice President, Chief Financial Officer and Treasurer and Mr. Harris as its Senior Vice President, Engineering. The Compensation Committee believes the compensation of these Named Executives to be appropriate.

     The Compensation Committee also administers the Company's Employee Stock Purchase Plan, Incentive Award Plan and 1985 Stock Equivalent Plan and the Board of Directors from time to time makes grants in accordance with the terms of such plans. However, no grants were made by the Board of Directors under such plans in fiscal 1997.

     See Notes (2), (3), (4), (5), (6), (7), (12) and (14) to the Summary
Compensation Table and 'Stock Options' above.

                             Compensation Committee

                                William M. Kraus
                              David Z. Rosensweig

     The Compensation Committee's recommendations for compensation for fiscal 1997 were accepted by the Board of Directors.

PERFORMANCE GRAPH


     The following graph compares the total returns (assuming reinvestment of dividends) on the Company's Class A Common Stock, the Nasdaq Stock Market -- US Index (which currently includes the Company) and a peer group index consisting of four corporations in the cable television business selected by the Company in good faith. The corporations included in the peer group are Adelphia Communications Corp., Cablevision Systems Corp., TCA Cable TV Inc. and Jones Intercable Inc. The graph assumes that each of the indices includes the reinvestment of dividends, if any.


             COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG
           CENTURY COMMUNICATIONS CORP., THE NASDAQ STOCK MARKET - US
                             INDEX AND A PEER GROUP



                                    [GRAPH]



                                                 5/92       5/93       5/94       5/95       5/96       5/97
  Century Communications Corp.                  $ 100.0    $  91.0    $  98.0    $ 100.0    $ 120.0    $  71.0
  Nasdaq Stock Market -- US Index               $ 100.0    $ 120.0    $ 127.0    $ 151.0    $ 219.0    $ 246.0
  Peer Group                                    $ 100.0    $ 125.0    $ 134.0    $ 154.0    $ 149.0    $ 129.0

BENEFICIAL OWNERSHIP BY MANAGEMENT

     The following table sets forth, as of September 15, 1997, the information regarding shares of the Company's Class A Common Stock beneficially owned by all Directors and executive officers as a group. See 'Election of Directors' for ownership by the Directors and the Named Executives individually.


                                                                                                        SHARES OF
                                                                                                          STOCK
                                                                          TITLE OF     PERCENT        BENEFICIALLY
                                 NAME                                      CLASS       CLASS OF           OWNED
-----------------------------------------------------------------------   --------    ----------      -------------

All directors and executive officers as a group (17 persons)...........    Class A     2,470,964(1)         8.3%
                                                                           Class B    42,297,059           95.4%


------------


(1) Consists of 507,133 shares owned directly by such persons and 1,481,274 shares which may be acquired by such persons pursuant to stock option grants and 482,557 shares granted pursuant to the 1992 Management Equity Incentive Plan.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company and Citizens have formed a joint venture, in which each of them owns a 50% interest (the 'Joint Venture'), that owns and operates the cable television systems in certain areas of Southern California serving approximately 52,400 primary basic subscribers.

     On August 16, 1996, the Company entered into agreements to acquire two cable television systems serving an aggregate of approximately 35,000 primary basic subscribers for an aggregate purchase price of approximately $69,500,000 (subject to adjustment), payable in cash. Effective September 1, 1996, the Company assigned its rights and obligations under such agreements to the Joint Venture. These systems are primarily located in Yorba Linda, Orange County and Diamond Bar, California. The Joint Venture's obligation to consummate these transactions under the agreements is subject to the satisfaction of various closing conditions, including approval from the Federal Communications Commission ('FCC') and other regulatory approvals. There can be no assurance that the closing conditions will be satisfied. The Company anticipates that the Joint Venture will complete the acquisition during the second quarter of the fiscal year ended May 31, 1998.

     The systems owned by the Joint Venture, and the cable television systems to be acquired pursuant to the pending acquisition described above, will be managed for the Joint Venture by the Company pursuant to a written management agreement which provides, inter alia, that the Company will be reimbursed by the Joint Venture for services rendered directly by its employees and out-of-pocket expenses.

     The Company purchases health, life, property, casualty, surety bonds and other insurance from Sentry Insurance and its affiliated companies. The Company paid a total of approximately $7,810,000 for such insurance during the fiscal year ended May 31, 1997.

     Leavy Rosensweig & Hyman, of which David Z. Rosensweig is a member, acts as general counsel to the Company and Centennial. The Company and Centennial paid approximately $2,290,000 to Leavy Rosensweig & Hyman during the fiscal year ended May 31, 1997. See 'Executive Compensation and Other
Information -- Compensation Committee Interlocks and Insider Participation.'

     Cole, Raywid and Braverman, of which John P. Cole, Jr., a nominee for Director, is a member, acts as a regulatory counsel for the Company and Centennial. The Company and Centennial paid approximately $213,190 to Cole, Raywid and Braverman during the fiscal year ended May 31, 1997.


     William M. Kraus, a Director, acts as investor relations counsel for the Company and Centennial. The Company and Centennial paid approximately $90,700 to William M. Kraus during the fiscal year ended May 31, 1997.

     The Company believes that the transactions between it and Sentry Insurance, Leavy Rosensweig & Hyman, Cole, Raywid and Braverman, William M. Kraus, and the Joint Venture are on terms no less favorable to the Company than would have been available from unaffiliated parties. The Company will continue to apply its policy that any transaction between the Company and any of its officers, directors and principal shareholders be on terms no less favorable to the Company than would be obtainable at that time in comparable transactions with unaffiliated parties.


     During fiscal 1997, the Company made an aggregate of $106,422 of advances to Bernard P. Gallagher, a Director and President and Chief Operating Officer of the Company. The largest aggregate amount of indebtedness owing by Mr. Gallagher to the Company during fiscal 1997 was $568,043, which was the aggregate amount outstanding at May 31, 1997.

     During fiscal 1997, the Company made an aggregate of $100,932 of advances to Andrew Tow, then a Director and an Executive Vice President of the Company. The largest aggregate amount of indebtedness owing by Andrew Tow to the Company during fiscal 1997 was $514,079, which was the aggregate amount outstanding at May 31, 1997. Andrew Tow resigned as a Director and Executive Vice President of the Company in February 1997.

     The foregoing advances were made on a demand basis and did not carry interest.

     During fiscal 1997, the Company made an aggregate of $304,645 of advances to Scott N. Schneider, a Director and Chief Financial Officer of the Company. The largest aggregate amount of indebtedness owing by Mr. Schneider to the Company during fiscal 1997 was $368,953, which was the aggregate amount outstanding at May 31, 1997. Such advances to Mr. Schneider carry an interest rate of 5%.

                RATIFICATION OF THE APPROVAL AND ADOPTION OF AN
             AMENDMENT TO THE 1992 MANAGEMENT EQUITY INCENTIVE PLAN

GENERAL

     The Board of Directors is submitting to shareholders for ratification the approval by the Board of Directors of an amendment to the Company's 1992 Management Equity Incentive Plan increasing by 500,000 the number of shares of Class A Common Stock available for the grant of stock-based awards. When initially adopted in 1992, 1,000,000 shares were allocated to the Plan. Currently 145,351 shares are available for grant under the Plan. A copy of the Equity Plan as amended by the directors is included as Exhibit A to this Proxy Statement, and the following description is qualified in its entirety by the full text of the Equity Plan.

     The purpose of the Equity Plan is to provide additional compensation incentives for high levels of performance and productivity by officers and management employees of the Company's operations. The Equity Plan is intended to strengthen the Company's existing operations and its ability to attract and retain outstanding management employees upon whose judgment, initiative and efforts the continued success, growth and development of the Company are dependent.

     Officers and other employees of the Company or any subsidiary or other affiliate of the Company are eligible for selection to participate in the Equity Plan. Directors who are not employees or officers of the Company or any subsidiary or other affiliate of the Company are not eligible for participation in the Equity Plan. No determination has yet been made as to the employees who will be selected to participate and receive awards, the number of such awards to be granted or the amounts of awards to be distributed under the Equity Plan in the future. Since the adoption of the Equity Plan, the Company has acquired or agreed to acquire several cable television systems and the business generated by its existing systems has grown substantially, all of which has resulted in an increase in the number of officers and other employees eligible for grants under the Equity Plan. The Company expects to continue to seek to acquire cable television systems and/or related businesses which may further expand the number of officers and other eligible employees. Accordingly, the Board of Directors believes that the number of shares of Class A Common Stock reserved for use under the Equity Plan should be increased in order that stock-based awards continue to be available for grant.

SHARES SUBJECT TO THE PLAN

     Awards granted under the Equity Plan relate to shares of the Company's Class A Common Stock. Such shares may be made available either from authorized and unissued shares, shares held by the Company in its treasury or reacquired shares. No awards may be granted more than ten years after the effective date of the Equity Plan.

     Any shares of Class A Common Stock which were issued and have been forfeited or were subject to awards under the Equity Plan which have expired or terminated for any reason remain available for issuance with respect to the granting of awards during the term of the Equity Plan.

     The number and kind of securities as well as the terms of the securities which may be issued under the Equity Plan and pursuant to then outstanding awards are subject to adjustments resulting from any recapitalization, reclassification, stock dividend, split-up or consolidation of shares of Class A Common Stock, merger or consolidation of the Company, or other event affecting the Class A Common Stock.

ADMINISTRATION

     The Board makes grants to eligible employees under the Equity Plan. Subject to the provisions of the Equity Plan, the Board: (i) determines and designates from time to time those eligible employees or groups of eligible employees to whom awards are to be granted; (ii) grants awards to eligible employees; (iii) determines the form or forms of awards to be granted to any eligible employee;
(iv) determines the amount or number of shares of Class A Common Stock, including restricted stock or deferred stock if the Board so determines, subject to each award; (v) establishes and modifies performance objectives; (vii) determines whether and to what extent eligible employees shall be allowed or required to defer receipt of any awards or other amounts payable under the Equity Plan to the occurrence of a specified date or event; (viii) determines the price at which shares of Class A Common Stock may be offered under each award, which price may be zero; (ix) interprets, construes and administers the Equity Plan and any related award agreement and defines the terms employed therein; and (x) makes all of the determinations necessary or advisable with respect to the Equity Plan or any award granted thereunder.

     Subject to the provisions of the Equity Plan and the authority and responsibility of the Board, the Stock Option and Equity Plan Committee (the 'Committee') has the power to interpret, construe and administer the Equity Plan and to prescribe and rescind rules, regulations and policies for the administration of the Equity Plan.

AWARDS

     In order to enable the Company and the Committee to respond quickly to significant developments in applicable tax and other legislation and regulations and to trends in executive compensation practices, the Equity Plan authorizes the Board to grant stock-based awards to employees eligible for selection to participate in the Equity Plan. Such stock-based awards consist of awards that are valued in whole or in part by reference to, or otherwise based on, the Company's Class A Common Stock and may include, but are not limited to, restricted stock, performance shares and deferred stock. Subject to the terms of the Equity Plan, the Board may determine any and all terms and conditions of stock based awards. The total number of shares of Class A Common Stock which may be issued pursuant to all components of the Equity Plan may not exceed the limit stated above as it is proposed to be amended.

     Restricted stock consists of shares of the Company's Class A Common Stock that are granted outright or issued to employees for a nominal sum and are subject to forfeiture to the Company under specified circumstances. Shares of restricted stock are not transferable by the employee until they are no longer subject to forfeiture. Unless otherwise specified and except with respect to the applicable forfeiture conditions and transfer restrictions, an employee holding shares of restricted stock has all rights of a shareholder with respect to the shares including the right to vote the shares and to receive all dividends and distributions with respect to the shares.

     Payment or settlement of stock-based awards are to be in cash or in shares of the Company's Class A Common Stock or in any combination thereof as the Board determines in its sole discretion. The Board may permit the payment of withholding taxes due in connection with awards under the Equity Plan by the withholding of shares to be issued under the award or by the employee's delivery of other shares of Class A Common Stock of the Company.

AMENDMENT, TERMINATION AND EXPIRATION


     The Equity Plan is subject to amendment or termination at any time by the Company's Board of Directors. However, no amendment will become effective unless approved by affirmative vote of the shareholders of the Company if such approval is necessary or desirable in the judgment of the Board of Directors for the continued validity of the Equity Plan or its compliance with Rule 16b-3 or any successor rule under the Exchange Act or any other rule or regulation.


PROPOSED AMENDMENT


     If approved by the shareholders, the proposed amendment to the Equity Plan would increase the number of shares of Class A Common Stock available for grant under the Equity Plan by an additional 500,000 shares. No other changes to the Equity Plan are contemplated by the proposed amendment.


VOTE REQUIRED; RECOMMENDATION


     Ratification of the approval and adoption of the amendment to the Equity Plan requires the favorable vote of a majority of the votes cast on this proposal at the Annual Meeting by the holders of Class A Common Stock and Class B Common Stock voting together as one class. Brokers do not have discretionary authority to vote on this item. Abstentions and broker non-votes will not count as votes cast for or against this proposal and will not be included in calculating the number of votes necessary for approval of this proposal. The Board of Directors recommends that shareholders vote FOR the ratification of the amendment to the Equity Plan.


                PROPOSED RATIFICATION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected the firm of Deloitte & Touche LLP, independent accountants, to audit the accounts of the Company and its subsidiaries for the fiscal year ending May 31, 1998. In accordance with the Company's policy of seeking annual shareholder ratification of the selection of auditors, the Company requests that such selection be ratified by shareholders. The Company has been advised by Deloitte & Touche LLP that, except as described in the following sentence, neither that firm nor any of its partners has any other relationship, direct or indirect, with the Company or its subsidiaries. Deloitte & Touche LLP has also been selected by the Board of Directors of Centennial to audit the accounts of Centennial for its fiscal year ending May 31, 1998. The Company expects a representative of Deloitte & Touche LLP to be present at the Annual Meeting, and such representative will have the opportunity to make a statement and will be available to answer appropriate questions from shareholders.

VOTE REQUIRED; RECOMMENDATION

     A majority of all votes cast by the holders of all shares of Class A Common Stock and Class B Common Stock present in person or by proxy and voting at the Annual Meeting is required for ratification of the selection of Deloitte & Touche LLP. The Board of Directors recommends that shareholders vote FOR the proposal to ratify the selection of Deloitte & Touche LLP as independent accountants for the Company for the fiscal year ending May 31, 1998.

                             SHAREHOLDER PROPOSALS

     If a shareholder wishes to submit a proposal for inclusion in the proxy statement for the 1998 Annual Meeting of Shareholders, such proposal must be received by the Company not later than June 2, 1998.

                                 OTHER MATTERS

     The Board of Directors does not intend to bring any other matters before the Annual Meeting and does not know of any other business that others intend to bring before the Annual Meeting. However, if any other matter should properly come before the Annual Meeting or any adjournment of the Annual Meeting, the persons named in the accompanying proxy intend to vote on such matters as they, in their discretion, may determine.

                                          By Order of the Board of Directors


                                          DAVID Z. ROSENSWEIG


                                          DAVID Z. ROSENSWEIG,
                                          Secretary

Dated: September 29, 1997

     PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

     ON WRITTEN REQUEST OF ANY SHAREHOLDER, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MAY 31, 1997, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13a-1 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, MAY BE OBTAINED WITHOUT CHARGE FROM SCOTT N. SCHNEIDER, ASSISTANT SECRETARY, CENTURY COMMUNICATIONS CORP., 50 LOCUST AVENUE, NEW CANAAN, CONNECTICUT 06840.

                                                                       EXHIBIT A

                          CENTURY COMMUNICATIONS CORP.
                     1992 MANAGEMENT EQUITY INCENTIVE PLAN

SECTION 1. PURPOSE

     The purpose of the Century Communications Corp. 1992 Management Equity Incentive Plan (the 'Plan') is to provide additional compensation incentives for high levels of performance and productivity by management employees of the Company's operations. The Plan is intended to strengthen the Company's existing operations and its ability to attract and retain outstanding management employees upon whose judgment, initiative and efforts the continued success, growth and development of the Company is dependent.

SECTION 2. DEFINITIONS

     When used herein, the following terms shall have the following meanings:

          (a) 'Affiliate' means any company controlled by the Company, controlling the Company or under common control with the Company, as determined by the Board.

          (b) 'Award' means an award granted to any Eligible Employee in accordance with the provisions of the Plan.

          (c) 'Award Agreement' means the written agreement or certificate evidencing each Award granted to an Eligible Employee under the Plan.


          (d) 'Beneficiary' means the beneficiary or beneficiaries designated pursuant to Section 10 to receive the amount, if any, payable under the Plan upon the death of an Eligible Employee.


          (e) 'Board' means the Board of Directors of the Company.

          (f) 'Company' means Century Communications Corp. and its successors and assigns.

          (g) 'Committee' means the Committee appointed by the Board pursuant to
     Section 11.

          (h) 'Deferred Stock' means Stock credited to an Eligible Employee under the Plan subject to the requirements of Section 7 and such other restrictions as the Board deems appropriate or desirable.

          (i) 'Effective Date' means August 19, 1992.

          (j) 'Eligible Employee' means an employee or officer of any Participating Company whose responsibilities and decisions, in the judgment of the Board, directly affect the management, growth, performance or profitability of any Participating Company. Where required by the context, 'Eligible Employee' includes an individual who has been granted an Award but is no longer an employee of any Participating Company.

          (k) 'Fair Market Value' means, unless another reasonable method for determining fair market value is specified by the Committee, the closing price of a share of Stock as reported by the American Stock Exchange (or, if such shares are listed on another national stock exchange or a national quotation system, as reported or quoted by such exchange or system) for the date in question.

          (l) 'Participating Company' means the Company or any subsidiary or other affiliates of the Company.

          (m) 'Performance Share' means a performance share subject to the requirements of Section 5 and awarded in accordance with the terms of the Plan.

          (n) 'Plan' means the Century Communications Corp. 1992 Management Equity Incentive Plan, as the same may be amended, administered or interpreted from time to time.

          (o) 'Restricted Stock' means Stock delivered under the Plan subject to the requirements of Section 6 and such other restrictions as the Committee deems appropriate or desirable.

          (p) 'Stock' means the Class A Common Stock of the Company and any successor Common Stock.

          (q) 'Total Disability' means the complete and permanent inability of an Eligible Employee to perform all of his or her duties under the terms of his or her employment with any Participating Company, as determined by the Committee upon the basis of such evidence, including independent medical reports and data, as the Committee deems appropriate or necessary.

SECTION 3. SHARES SUBJECT TO THE PLAN

     (a) The maximum number of shares of Stock which may be issued pursuant to Awards under the Plan shall not exceed 1,500,000 shares, except for adjustments as provided in Section 13 of this Plan. Such shares shall be made available either from authorized and unissued shares, shares held by the Company in its treasury or reacquired shares.

     (b) If, for any reason, any shares of Stock awarded or subject to purchase or issuance under the Plan are not delivered or are reacquired by the Company for reasons including, but not limited to, a forfeiture of Restricted Stock or Deferred Stock or termination, expiration or a cancellation of a Performance Share, such shares of Stock shall be deemed not to have been issued pursuant to Awards under the Plan.

     (c) Shares of Stock received by the Company in connection with the payment of withholding taxes shall reduce the number of shares deemed to have been issued pursuant to Awards under the Plan.

SECTION 4. GRANT OF AWARDS AND AWARD AGREEMENTS


     (a) Subject to the provisions of the Plan, the Board shall (i) determine and designate from time to time those Eligible Employees or groups of Eligible Employees to whom Awards are to be granted; (ii) grant Awards to Eligible Employees; (iii) determine the form or forms of Award to be granted to any Eligible Employee; (iv) determine the amount or number of shares of Stock, including Restricted Stock or Deferred Stock if the Board so determines, subject to each Award; (v) determine the terms and conditions (which need not be identical) of each Award; (vi) establish and modify performance objectives;
(vii) determine whether and to what extent Eligible Employees shall be allowed or required to defer receipt of any Awards or other amounts payable under the Plan to the occurrence of a specified date or event; (viii) determine the price at which shares of Stock may be offered under each Award which price may be zero; (ix) interpret, construe and administer the Plan and any related award agreement and define the terms employed therein; and (x) make all of the determinations necessary or advisable with respect to the Plan or any Awards granted thereunder.


     (b) Each Award granted under the Plan shall be evidenced by a written Award Agreement, in a form approved by the Committee, provided that such agreement shall be subject to and incorporate the express terms and conditions, if any, required under the Plan or as required by the Board for the form of Award granted and such other terms and conditions as the Board may specify.


     (c) The Board may modify or amend any Awards (by cancellation and regrant or substitution of Awards or otherwise and with terms and conditions more or less favorable to Eligible Employees) or waive any restrictions or conditions applicable to any Awards or the exercise or realization thereof (except that the Board may not undertake any such modifications, amendments or waivers if the effect thereof, taken as a whole, adversely and materially affects the rights of any recipient of previously granted Awards without his or her consent, unless such modification, amendment or waiver is necessary or desirable in the judgment of the Board for the continued validity of the Plan or its compliance with Rule 16b-3 or any successor rule under the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), or any other rule or regulation).


     (d) The Board may permit the voluntary surrender of all or a portion of any Award granted under the Plan to be conditioned upon the granting of a new Award, or may require such voluntary surrender as a condition to a grant of a new Award. Any such new Award shall be subject to such terms and conditions as are specified by the Board at the time the new Award is granted, determined in accordance with the provisions of the Plan without regard to the terms of the surrendered Award.

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
SECTION 5. PERFORMANCE SHARES

     (a) The Board shall determine a performance period (the 'Performance Period') of one or more years and shall determine the performance objectives for grants of Performance Shares. Performance objectives may vary from Eligible Employee to Eligible Employee and between groups of Eligible Employees and shall be based upon such performance criteria or combination of factors as the Board may deem appropriate. Performance Periods may overlap and Eligible Employees may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.

     (b) At the beginning of a Performance Period, the Board shall determine for each Eligible Employee or group of Eligible Employees with respect to that Performance Period the range of dollar values, if any, which may be fixed or may vary in accordance with such performance or other criteria specified by the Board, which shall be paid to an Eligible Employee as an Award if the relevant measure of Company performance for the Performance Period is met.

     (c) If an Eligible Employee terminates service with all Participating Companies during a Performance Period because of death, Total Disability, or following a significant event, as determined by the Board, that Eligible Employee shall be entitled to payment in settlement of each Performance Share for which the Performance Period was prescribed (i) based upon the performance objectives satisfied at the end of such Performance Period and (ii) prorated for the portion of the Performance Period during which the Eligible Employee was employed by any Participating Company; provided, however, that the Board may provide for an earlier payment in settlement of such Performance Share in such amount and under such terms and conditions as the Board deems appropriate or desirable with the consent of the Eligible Employee. If an Eligible Employee terminates service with all Participating Companies during a Performance Period for any other reason, then such Eligible Employee shall not be entitled to any payment with respect to that Performance Period unless the Board shall otherwise determine.

     (d) Each Performance Share may be paid in whole shares of Stock, including Restricted Stock or Deferred Stock (together with any cash representing fractional shares of Stock), or cash, or a combination of Stock and cash either as a lump sum payment or in annual installments, all as the Board shall determine, at the time of grant of the Performance Share or otherwise, commencing as soon as practicable after the end of the relevant Performance Period.

SECTION 6. RESTRICTED STOCK

     (a) Restricted Stock may be received by an Eligible Employee either as an Award or as payment for a Performance Share. Restricted Stock shall be subject to a restriction period (after which restrictions shall lapse) which shall mean a period commencing on the date the Award is granted and ending on such date or upon the achievement of such performance or other criteria as the Board shall determine (the 'Restriction Period'). The Committee may provide for the lapse of restrictions in installments where deemed appropriate.

     (b) Except as otherwise provided in this Section 6, no shares of Restricted Stock received by an Eligible Employee shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period; provided, however, that the Restriction Period for any Eligible Employee shall expire and all restrictions on shares of Restricted Stock shall lapse upon the Eligible Employee's death, Total Disability or retirement on or after age 65 or an earlier age with the consent of the Company.

     (c) If an Eligible Employee terminates employment with all Participating Companies for any reason before the expiration of the Restriction Period, all shares of Restricted Stock still subject to restriction shall, unless the Board otherwise determines, be forfeited by the Eligible Employee and shall be reacquired by the Company.

     (d) The Committee may require under such terms and conditions as it deems appropriate or desirable that the certificates for Stock delivered under the Plan may be held in custody by a bank or other institution, or that the Company may itself hold such shares in custody until the Restriction Period expires or until restrictions thereon otherwise lapse, and may require, as a condition of any receipt of Restricted Stock that the Eligible Employee shall have delivered a stock power endorsed in blank relating to the Restricted Stock.

     (e) Nothing in this Section 6 shall preclude an Eligible Employee from exchanging any shares of Restricted Stock subject to the restrictions contained herein for any other shares of Stock that are similarly restricted.

SECTION 7. DEFERRED STOCK

     (a) Deferred Stock may be credited to an Eligible Employee either as an Award or as payment for a Performance Share. Deferred Stock shall be subject to a deferral period which shall mean a period commencing on the date as of which Deferred Stock is credited to the Eligible Employee and ending on such date or upon the achievement of such performance or other criteria as the Board shall determine (the 'Deferral Period'). The Board may provide for the expiration of the Deferral Period in installments where deemed appropriate.

     (b) Except as otherwise provided in this Section 7, no Deferred Stock credited to an Eligible Employee shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Deferral Period; provided, however, that the Deferral Period for any Eligible Employee shall expire upon the Eligible Employee's death, Total Disability or retirement on or after age 65 or an earlier age with the consent of the Company.


     (c) At the expiration of the Deferral Period, the Eligible Employee shall be entitled to receive a certificate pursuant to Section 9 for the number of shares of Stock equal to the number of shares of Deferred Stock credited on his or her behalf. Amounts equal to any dividends declared during the Deferral Period with respect to the number of shares of Deferred Stock credited to an Eligible Employee shall be paid to such Eligible Employee within 30 days after each dividend was declared unless, at the time of the Award, the Board determined that such amounts should be reinvested in additional shares of Deferred Stock, in which case additional shares of Deferred Stock shall be credited to the Eligible Employee based on the Stock's Fair Market Value at the time of each such dividend.


     (d) If an Eligible Employee terminates employment with all Participating Companies for any reason before the expiration of the Deferral Period, all shares of Deferred Stock shall, unless the Board otherwise determines, be forfeited by the Eligible Employee.

SECTION 8. OTHER STOCK-BASED AWARDS

     The Board may grant other Awards under the Plan which are denominated in stock units or pursuant to which shares of Stock may be acquired, including Awards valued using measures other than market value, if deemed by the Board in its discretion to be consistent with the purposes of the Plan. Subject to the terms of the Plan, the Board shall determine the form of such Awards, the number of shares of Stock to be granted or covered pursuant to such Awards and all other terms and conditions of such Awards.

SECTION 9. CERTIFICATES FOR AWARDS OF STOCK

     (a) Subject to Section 6(d), each Eligible Employee entitled to receive shares of Stock under the Plan shall be issued a certificate for such shares. Such certificate shall be registered in the name of the Eligible Employee, and shall bear an appropriate legend reciting the terms, conditions and restrictions, if any, applicable to such shares and shall be subject to appropriate stop-transfer orders.

     (b) The Company shall not be required to issue or deliver any certificates for shares of Stock prior to (i) the listing of such shares on any stock exchange or quotation system on which the Stock may then be listed or quoted and
(ii) the completion of any registration, qualification, approval or authorization of such shares under any federal or state law, or any ruling or regulation or approval or authorization of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

     (c) All certificates for shares of Stock delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The foregoing provisions of this Section 9(c) shall not be effective if and to the extent that the shares of Stock delivered under the Plan are covered by an effective and current registration statement under the Securities Act of 1933, or if and so long as the Committee determines that application of such provisions is no longer required or desirable. In making such determination, the Committee may rely upon an opinion of counsel for the Company.

     (d) Except for the restrictions on Restricted Stock or Deferred Stock under Sections 6 and 7, each Eligible Employee who receives an award of Stock shall have all of the rights of a shareholder with respect to such shares, including the right to vote the shares and receive dividends and other distributions. No Eligible Employee awarded a Performance Share or Deferred Stock shall have any right as a shareholder with respect to any shares subject to such Award prior to the date of issuance to him or her of a certificate or certificates for such shares.

SECTION 10. BENEFICIARY

     (a) Each Eligible Employee shall file with the Committee a written designation of one or more persons as the Beneficiary who shall be entitled to receive the Award, if any, payable under the Plan upon his or her death. An Eligible Employee may from time to time revoke or change his or her Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation, or change or revocation thereof, shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Eligible Employee's death, and in no event shall it be effective as of a date prior to such receipt.

     (b) If no such Beneficiary designation is in effect at the time of an Eligible Employee's death, or if no designated Beneficiary survives the Eligible Employee or if such designation conflicts with law, the Eligible Employee's estate shall be entitled to receive the Award, if any, payable under the Plan upon his or her death. If the Committee is in doubt as to the right of any person to receive such Award, the Company may retain such Award, without liability for any interest thereon, until the Committee determines the right thereto, or the Company may pay such Award into any court of appropriate jurisdiction, and such payment shall be a complete discharge of the liability of the Company therefor.

SECTION 11. ADMINISTRATION OF THE PLAN


     (a) Subject to the provisions of the Plan and the authority and the responsibility of the Board, the Plan shall be administered by the Committee, which shall consist of two or more persons, as appointed by the Board and serving at the Board's pleasure. It is the intention that the Plan be administered in a manner consistent with the requirements of applicable law, including Rule 16b-3 under the Exchange Act.


     (b) All decisions, determinations or actions of the Committee made or taken pursuant to grants of authority under the Plan shall be made or taken in the sole discretion of the Committee and shall be final, conclusive and binding on all persons for all purposes.

     (c) Subject to the provisions of the Plan and the authority and the responsibility of the Board the Committee shall have full power, discretion and authority to interpret, construe and administer the Plan and any part thereof and any related Award agreement and define the terms employed in the Plan or any agreement, and to prescribe and rescind rules, regulations and policies for the administration of the Plan. The Committee's interpretations and constructions thereof and actions taken thereunder, except as otherwise determined by the Board, shall be final, conclusive and binding on all persons for all purposes.

     (d) The Committee shall keep minutes of its actions under the Plan. The act of a majority of the members present at a meeting duly called and held shall be the act of the Committee. Any decision or determination reduced to writing and signed by all members of the Committee shall be fully as effective as if made by unanimous vote at a meeting duly called and held.

     (e) The Committee may employ such legal counsel, including without limitation independent legal counsel and counsel regularly employed by the Company, consultants and agents as the Committee may deem appropriate for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computations received from any such consultant or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including without limitation, meeting fees and expenses and professional fees, shall be paid by the Company.

     (f) No member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it. Each member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against all cost or expense (including counsel fees and expenses) or liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission to act in connection with the Plan unless arising out of such member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification or insurance the members or former members may have as directors or under the by-laws of the Company or otherwise.

SECTION 12. AMENDMENT OR DISCONTINUANCE


     The Board may, at any time, amend or terminate the Plan. No amendment shall become effective unless approved by affirmative vote of the Company's stockholders if such approval is necessary or desirable in the judgment of the Board for the continued validity of the Plan or if the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 or any successor rule under the Exchange Act or any other rule or regulation. No amendment or termination shall, when taken as a whole, adversely and materially affect the rights of any recipient of a previously granted award without his or her consent unless the amendment or termination is necessary or desirable in the judgment of the Board for the continued validity of the Plan or its compliance with Rule 16b-3 or any successor rule under the Exchange Act or any other rule or regulation.


SECTION 13. ADJUSTMENTS IN EVENT OF CHANGE IN COMMON STOCK

     In the event of any recapitalization, reclassification, stock dividend, split-up or consolidation of shares of Stock, merger or consolidation of the Company, or other event affecting the Stock as determined by the Board, the Board shall make appropriate adjustments in the number and kind of securities which may be issued pursuant to Awards under the Plan, including Awards then outstanding, and the Board may make such adjustments to the terms, conditions or restrictions on securities or Awards as the Board deems equitable.

SECTION 14. MISCELLANEOUS

     (a) Nothing in this Plan or any Award granted hereunder shall confer upon any employee any right to continue in the employ of any Participating Company or interfere in any way with the right of any Participating Company to terminate his or her employment at any time.

     (b) No Award payable under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of any Participating Company for the benefit of its employees unless the Company shall determine otherwise.

     (c) No Eligible Employee shall have any claim to an Award until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments of Awards provided for under the Plan shall be paid by the Company either by issuing shares of Stock or by delivering cash from the general funds of the Company or other property of the Company; provided, however, that such payments shall be reduced by the amount of any payments made to the participant or his or her dependents, beneficiaries or estate from any trust or special or separate fund established in connection with this Plan. The Company shall not be required to establish a special or separate fund or other segregation of assets to assure such payments, and, if the Company shall make any investments to aid it in meeting its obligations hereunder, the participant shall have no
                                      A-6
right, title, or interest whatever in or to any such investments except as may otherwise be expressly provided in a separate written instrument relating to such investments.

     (d) Absence on leave approved by a duly constituted officer of the Company shall not be considered interruption or termination of employment for any purposes of the Plan; provided, however, that no award may be granted to an employee while he or she is absent on leave.

     (e) If the Committee shall find that any person to whom any Award, or portion thereof, is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, then any payment due him or her (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Company therefor.

     (f) The right of any Eligible Employee or other person to any Award or Performance Share under the Plan may not be assigned, transferred, pledged or encumbered, either voluntarily or by operation of law, except as provided in
Section 10 with respect to the designation of a Beneficiary or as may otherwise be required by law. If, by reason of any attempted assignment, transfer, pledge, or encumbrance or any bankruptcy or other event happening at any time, any amount payable under the Plan would be made subject to the debts or liabilities of the Eligible Employee or his or her Beneficiary or would otherwise devolve upon anyone else and not be enjoyed by the Eligible Employee or his or her Beneficiary, then the Committee may terminate such person's interest in any such payment and direct that the same be held and applied to or for the benefit of the Eligible Employee, his or her Beneficiary or any other persons deemed to be the natural objects of his or her bounty, taking into account the expressed wishes of the Eligible Employee (or, in the event of his or her death, those of his or her Beneficiary) in such manner as the Committee may deem proper.

     (g) Copies of the Plan and all amendments, administrative rules and procedures and interpretations shall be made available for review to all Eligible Employees at all reasonable times at the Company's administrative offices.

     (h) The Committee may cause to be made, as a condition precedent to the payment of any Award, or otherwise, appropriate arrangements with the Eligible Employee or his or her Beneficiary, for the withholding of any federal, state, local or foreign taxes. The Committee may in its discretion permit the payment of such withholding taxes by authorizing the Company to withhold shares of Stock to be issued, or by delivering to the Company shares of Stock owned by the Eligible Employee or Beneficiary, in either case having a Fair Market Value equal to the amount of such taxes.

     (i) The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required.

     (j) All elections, designations, requests, notices, instructions and other communications from an Eligible Employee, Beneficiary or other person to the Committee, required or permitted under the Plan, shall be in such form as is prescribed from time to time by the Committee and shall be mailed by first class mail or delivered to such location as shall be specified by the Committee.

     (k) The terms of the Plan shall be binding upon the Company and its successors and assigns.

     (1) Captions preceding the sections hereof are inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provisions hereof.

SECTION 15. EFFECTIVE DATE AND STOCKHOLDER APPROVAL

     The Effective Date of the Plan shall be August 19, 1992, subject to approval by the holders of a majority of the combined voting power of all shares present in person or by proxy at the Company's 1992 Annual Meeting of Shareholders. No awards will be granted under the Plan after the expiration of ten years from the Effective Date.

                                  APPENDIX 1

PROXY CARD                CENTURY COMMUNICATIONS CORP.
                                50 LOCUST AVENUE
                         NEW CANAAN, CONNECTICUT 06840
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints SCOTT N. SCHNEIDER and ROBERT J. LARSON, and each of them, proxies of the undersigned, with full power of substitution, to vote all common stock of Century Communications Corp., a New Jersey corporation (the 'Company'), the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on Friday, October 31, 1997, or at any adjournment or adjournments thereof, with all the power the undersigned would possess if personally present, on the following matters:

                   (Continued and to be signed on other side)


-----------------------------------------------------------------------------------------------------------------------------------

      _____     Please mark your        ___                                                            |
  A  |  X |     votes as in this       |                                                               |
      -----     example                                                                                |___


                                     WITHHOLD
              For all nominees       AUTHORITY
              listed to right     by all nominees                                                             FOR  AGAINST  ABSTAIN
 1. Election      ________           _________                                                              ______  ______   ______
    of            |      |           |       |    Nominees: Claire L. Tow         2. Proposed to ratify     |    |  |     |  |     |
    Directors     |      |           |       |              and Messrs.              the approval and       |    |  |     |  |     |
                  --------           ---------              John P. Cole             adoption by the Board  -----   -------  ------
                                                            Bernard P. Gallagher     of Directors of an amendment
                                                            Daniel E. Gold           to Century Communications
                                                            Michael G. Harris        Corp.'s 1992 Management
                                                            David Ross Miller        Equity Incentive Plan to increase
                                                            David Z. Rosensweig      the number of shares of Class
                                                            Scott N. Schneider and   Common Stock available for grant
                                                            Leonard Tow              thereunder by an additional 500,000 shares.
   ____________________________________________   Class A:  Mr. William M. Kraus

                                                                                  3. Proposal to ratify     ------  ------   ------
                                                                                     the selection by the   |    |  |     |  |     |
                                                                                     Board of Directors of  |    |  |     |  |     |
                                                                                     Deliotte& Touche LLP    -----  -------  ------
                                                                                     as independent accountants
                                                                                     for the fiscalyear ending May 31, 1998.

                                                                                  4. In their discretion, the named proxies are
                                                                                     authorized to vote in accordanced with their
                                                                                     own judgment upon such other matters as may
                                                                                     properly come before the Annual Meeting.


                                                                                  This proxy when properly executed will be voted
                                                                                  in the manner directed herein by the undesigned
                                                                                  shareholder. If no direction is indicated, this
                                                                                  Proxy will be voted FOR the election of all
                                                                                  nominees for director, FOR proposal 2 and FOR
                                                                                  proposal 3 and the proxies will use their
                                                                                  discretion with respect to any matters referred
                                                                                  to in Item 4.

                                                                                  The undersigned hereby acknowledge receipt of
                                                                                  a copy of the Notice of Annual Meeting of
                                                                                  Shareholders and the Proxy Statement.
                                                                                  The undersigned hereby revokes any proxies
                                                                                  heretofore given.

   SIGNATURE __________________________________________  SIGNATURE _____________________________________  DATED ___________, 1997

   NOTE: Please complete, date and sign exactly as your name appears hereon. In the case of joint owners, each owner should sign.
         When signing as administrator, attorney, corporate officer, executor, guardian, trustee, etc., please give your full title as such.
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